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                                           MEMORANDUM NO. ______________________

                                           NAME OF OFFEREE _____________________

                                       ZBB

                               ENERGY CORPORATION

          A MAXIMUM OF US$2,500,000 OF BRIDGE NOTES DUE ON THE EARLIER
            OF APRIL 15, 2007 OR UPON COMPLETION OF A MINIMUM EQUITY
                             FINANCING OF $6 MILLION

                                SUBSCRIPTION AND
                       INVESTMENT REPRESENTATION AGREEMENT

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              SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

         US$2,500,000 OF 15% CONVERTIBLE BRIDGE NOTES DUE APRIL 15, 2007
 (OR UPON COMPLETION OF A MINIMUM EQUITY FINANCING OF $6 MILLION) (THE "NOTES")

      (Except as otherwise noted, all references to "dollars" or "$" are in
                             United States dollars).

          The undersigned, ___________________________________________ (the
"undersigned" or the "Investor"), hereby subscribes for the purchase of Notes (the "Notes") of ZBB Energy Corporation, a Wisconsin corporation (the "Company"), in the aggregate principal amount of $___________. The undersigned herewith submits the undersigned's check or effects a wire transfer of immediately available funds in the amount of $_________ in full payment for such Notes (the "Subscription Price"). In exchange for such payment of the Subscription Price, the undersigned shall receive from the Company $________ principal amount of Notes.

          Principal and interest on the Notes will be due and payable upon the earlier to occur of (i) April 15, 2007 and (ii) the closing by the Company of an initial public offering of the Company's common stock, par value $0.01 per share (the "Common Stock") or other equity financing yielding minimum proceeds of Six Million Dollars ($6,000,000) (the "Equity Offering"). All amounts of principal and interest remaining due under the Notes as of the closing of the Equity Offering shall be, at the option of each holder thereof, (i) payable in cash from the proceeds of the Equity Offering, together with two-year warrants to purchase shares of the Common Stock at a price equal to 120% of the price per share in the Equity Offering or (ii) convertible into shares of the Common Stock at a price per share equal to 50% of the price per share paid by investors in the Equity Offering.

          The undersigned understands that (i) the Company is offering up to $2,500,000 in note principal, (ii) there is no minimum amount of note principal that must be sold to complete the offering, (iii) the offering is being made on best efforts basis by both the Company and Empire Financial Group, Inc. ("Empire"), as placement agent, and (iv) upon completion of this offering, Empire shall serve as investment banker to the Company in connection with other contemplated equity financings.

          The undersigned hereby agrees to send payment of the $_________ Subscription Price either:

          a. by mailing a check, payable to "ZBB Energy Corporation" to ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, attn: Robert Parry, Chief Executive Officer, or

          b. wiring payment of the Subscription Price to the account set forth below

               Name of Bank:      M&I Marshall &Ilsley Bank
               Address of Bank:   3470 Gateway Road, Brookfield, WI 53008
               Account Name:      ZBB Energy Corporation
               Account No:        00184 06531
               ABA No:            075000051
               Reference:         ZBB Energy Corporation Convertible Notes.

In either case, the undersigned agrees to execute this Subscription and Investment Representation Agreement and the Registration Rights Agreement attached hereto and mail same to ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, attn: Robert Parry, Chief Executive Officer.

Consummation of the sale of the Securities to the undersigned and to all other Investors in connection with the offering of a maximum of $2,500,000 of Notes shall be completed on or before 6 October, 2006 (the "Closing Date"), unless such Closing Date shall be extended by mutual agreement of the Company and Empire.

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     1. CERTAIN REPRESENTATIONS OF THE SUBSCRIBER

          In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that the undersigned:

          (a) Has received and is familiar with (i) a copy of the Company's prospectus dated December 23, 2004 in connection with the Company's offering of 12,000,000 shares of Common Stock at A$0.50 per share and the listing of such shares for trading on the Australian Stock Exchange, (ii) copies of all announcements made by the Company to the ASX since the date of its listing,
(iii) the Company's 2005 and 2006 annual reports, and (iv) such other information as the undersigned has received from the Company upon requested (collectively, the "Company Materials").

          (b) Has had an opportunity to review and ask questions of an officer of the Company, concerning the Company Materials and desires no further information respecting such Company Materials.

          (c) Realizes that the Company has incurred losses since its inception and must raise additional funds to support its operations and to develop, manufacture and sell its energy storage products and technologies essential to its longer-term viability.

          (d) Realizes and accepts the personal financial risk attendant to the fact that that purchase of the Securities represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose their entire investment.

          (e) Realizes that the Company has recently completed a private placement of $1,000,000 of convertible notes and warrants to purchase shares of Common Stock on terms and conditions that are the same as the terms of the Notes and Warrants offered hereby.

          (f) Realizes that, in connection with a contemplated additional equity financing of up to $15 million that the Company will seek to consummate within the next six months, the Company presently intends to effect a one-for-eight reverse split of its outstanding Common Stock following (i) completion of this offering of Securities, and (ii) the listing of its shares of Common Stock for trading on the American Stock Exchange, NASD OTC-Bulletin Board or other United States securities exchange, and that, as a result of such Reverse Split, the aggregate number of shares that may be purchased on conversion of the Notes and included in the Securities shall be 12.5% of the number of shares of Common Stock issued and issuable to the undersigned on the closing date of this investment.

          (g) Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold the Securities indefinitely.

          (h) Realizes that there will be no market for the Securities, and that there are significant restrictions on the transferability of such Securities.

          (i) Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws (the "State Laws"), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

          (j) Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Securities).

          (k) Realizes that (a) there are substantial restrictions on the transfer of the Securities; (b) there is not currently a public market for the Securities, and it is unlikely that in the future there will exist a public market for the Notes, and accordingly, for the above and other reasons, the undersigned may not be able to liquidate an investment in such securities for an indefinite period.

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     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with Investor, as follows:

          (a) The Company Materials as of their respective dates do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Company is authorized to issue 150,000,000 shares of its Common Stock. As of the date hereof, an aggregate of 89,134,002 shares of Common Stock are issued and outstanding, a maximum of 8,000,000 shares are issuable upon conversion of an existing $1,000,000 convertible note due and 16,597,866 additional shares of Common Stock are reserved for issuance upon exercise of outstanding stock options and warrants.

          (c) All of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable.

          (d) The Company has the requisite corporate power and authority to enter into and execute, deliver and perform its obligations under this Agreement, the Notes and the Warrant (collectively, the "Transaction Documents"), including, without limitation to incur the Indebtedness evidenced by the Notes and to permit the conversion of such Notes into Common Stock of the Company. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

          (e) The Securities have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable. The Conversion Shares have been duly authorized by the Board of Directors and will be validly reserved for issuance, and when issued upon conversion of the Notes in accordance with the terms of the Notes, will have been validly issued, fully paid and non-assessable. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock. Upon conversion of the Notes, the delivery of the Conversion Shares to Investor, duly endorsed or accompanied by duly executed stock powers, will transfer to Investor good and indefeasible title to such shares, free and clear of all liens, proxies, encumbrances and claims of every kind and Company will forever warrant and defend (with counsel acceptable to Investor) such title, and indemnify Investor for all adverse claims, demands, or liability with respect to the validity of such title or transfer thereof, against any claimants thereto.

          (f) The Conversion Price, Floor Price and Conversion Shares issuable upon conversion of the Note issued to the undersigned under this Agreement, and all other terms and conditions of the Note are (i) as described in this Agreement and the Note, and (ii) identical in all material respects to the conversion price, terms and conditions of conversion and other provisions of the Securities issued to other Investors in the Securities.

          (g) The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not violate, conflict with or constitute or result in a breach of or a default under (i) the articles of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (ii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets.

     3. COVENANTS AND AGREEMENTS OF THE COMPANY.

          (a) Promptly following the Closing Date (and in no event later than sixty (60) days thereafter), the Company shall cause to be filed with the United States Securities and Exchange Commission ("SEC") either (i) a Form SB-2 registration statement pursuant to which the Company will offer to sell up to $15.0 million of its Common Stock pursuant to an initial public offering in the United States (the "IPO"), or (ii) a Form 10 registration statement in order to register the publicly traded shares of Company Common Stock under The Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Company shall cause to be filed with the National Association of Securities Dealers, Inc. ("NASD"), a Form 15c-211 to cause the Company Common stock to be listed for trading on a "U.S. National Securities Exchange" defined below.

          (b) The Company shall use its best efforts to cause the Form SB-2 registration statement or the Form 10 registration statement, as applicable (each a "Registration Statement"), to be declared effective by the SEC and to have shares of Company Common Stock approved for trading on any one of the American Stock Exchange, the Nasdaq Stock Market or the NASD OTC-Bulletin Board (a "U.S. National Securities Exchange"), as soon as practicable thereafter; PROVIDED, HOWEVER, the Company shall consummate either the IPO or the listing of shares of its Common Stock on a U.S. National Securities Exchange by not later than April 15, 2007 (the "Outside U.S. Listing Date").

          (c) Following consummation of the Sale of the Securities, the Company will seek to raise between $6,000,000 and $15,000,000 from the sale of shares of Common Stock either (i) through the IPO, or (ii) in connection with a private placement of equity securities immediately following the listing of the Common Stock on a U.S. National Securities Exchange; in either case, through Empire and/or other investment bankers or registered broker/dealers acceptable to the Company and Empire (the "Additional Financing"). The Company shall use its best efforts (without being legally obligated) to consummate such Additional Financing as soon as reasonably practicable.

          (e) Simultaneous with the closing of the Additional Financing, and based upon an initial Additional Financing at an assumed minimum price per share of Common Stock of $2.00 per share, the Company shall consummate a reverse split of its outstanding common stock (the "Reverse Stock Split").

BY HIS OR ITS EXECUTION OF THIS AGREEMENT, THE UNDERSIGNED INVESTOR ACKNOWLEDGES AND AGREES THAT THE COVENANTS AND AGREEMENTS OF THE COMPANY SET FORTH IN THIS
SECTION 3 REPRESENT ONLY THE COMPANY'S COMMITMENT TO USE ITS REASONABLE BEST EFFORTS TO CONSUMMATE THE U.S. NATIONAL SECURITIES EXCHANGE LISTING AND THE ADDITIONAL FINANCING CONTEMPLATED HEREBY. THERE CAN BE NO ASSURANCE THAT SUCH U.S NATIONAL SECURITIES EXCHANGE LISTING OR ADDITIONAL FINANCING SHALL BE CONSUMMATED PRIOR TO THE MATURITY DATE OF THE NOTES OR UPON THE TERMS AND CONDITIONS OUTLINED ABOVE, IF AT ALL. THE COMPANY SHALL HAVE NO LIABILITY TO THE INVESTOR OR ANY OTHER HOLDERS OF THE NOTES IN THE EVENT IT IS UNABLE, NOTWITHSTANDING ITS REASONABLE BEST EFFORTS, TO CONSUMMATE SUCH U.S. NATIONAL SECURITIES EXCHANGE LISTING OR ADDITIONAL FINANCING.

     4. INVESTMENT INTENT

          The undersigned has been advised that the Securities have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that the Company's reliance upon such exemption is predicated in part on the undersigned's representations contained herein. The undersigned represents and warrants that the Securities are being purchased for the undersigned's own account and for long term investment and without the intention of reselling or redistributing the Securities; that the undersigned has made no agreement with others regarding any of the Securities; and that the undersigned's financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future. The undersigned is aware that (1) there is presently no public market for the Securities, and in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (2) the transferability of the Securities is restricted and (a) requires the written consent of the Company, and (b) will be further restricted by a legend placed on the certificate(s) representing the Securities containing substantially the following language:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          The undersigned further represents and agrees that if contrary to the undersigned's foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (1) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (2) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as explicitly provided by written agreement).

     5. RESIDENCE

          The undersigned represents and warrants that the undersigned is a bona fide resident of the State of _________________________ and that the Securities are being accepted by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization except as specifically set forth in this Agreement).

               PARAGRAPH 6 BELOW IS REQUIRED IN CONNECTION WITH EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO OFFER AND SALE OF THE SHARES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY, THE AGENT, AND THEIR COUNSEL. THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION WHICH THE COMPANY OR ITS COUNSEL DEEMS NECESSARY IN ORDER TO VERIFY THE RESPONSES SET FORTH ABOVE.

     6. ACCREDITED STATUS

          The undersigned represents and warrants as follows (check if applicable):

          a.   Accredited Investor: Individual

               (1)_______ The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

               (2)________ The undersigned is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year; or

               (3)________ The undersigned is an individual who had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects an income in excess of $300,000 in the current year.

               (4)________ The undersigned is a director or executive officer of the Company.

          b.   Accredited Investor: Entity

               (1)________ The undersigned is an entity all of whose equity owners meet one of the tests set forth in a through d above.

               (2)________ The undersigned is an entity and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

                    (a)______ The undersigned (or in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

                    (b)______ The undersigned is an insurance company as defined in Section 2(13) of the Act.

                    (c)_______ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

                    (d)________ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                    (e)________ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one of more, as applicable):

                         (i)________ the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

                         (ii)________ the employee benefit plan has total assets in excess of $5,000,000; or

                         (iii)________ the plan is a self-directed plan with investment decisions made solely by persons who are "Accredited Investors" as defined under the 1933 Act.

                    (f)________ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                    (g)________ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

                         (i)________an organization described in Section 501(c)(3) of the Internal Revenue Code; or

                         (ii)________ a corporation; or

                         (iii)________ a Massachusetts or similar business, trust; or

                         (iv)________ a partnership.

                    (h)_________ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the investment in the Securities. IF ONLY THIS RESPONSE IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY THE COMPANY.

     7. MANNER IN WHICH TITLE TO THE NOTES AND WARRANTS IS TO BE HELD

          Please check one:

                            ______Individual

                            ______Joint Tenant with Right of Survivorship

                            ______Partnership

                            ______Tenants in Common

                            ______Corporation

                            ______Other (Specify_____________________)

     8. MISCELLANEOUS

          (a) The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations, and warranties contained herein; agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution of the Securities; and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

          (b) This Agreement shall inure to the benefit of and be binding upon Investor and the Company and their respective successors and legal representatives. Neither the Company nor any Investor may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

          (c) This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

          (d) If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

          (e) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) Facsimile signatures shall be construed and considered original signatures for purposes of enforcement of the terms of this agreement.

[SIGNATURE PAGE FOLLOWS - THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INDIVIDUAL SUBSCRIBERS:


-------------------------------------
Signature

-------------------------------------
Name (Typed or Printed)

-------------------------------------
Street Address

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City, State and Zip Code

-------------------------------------
Home Telephone Number

-------------------------------------
Social Security Number

Tax Identification Number (for corporations or other entities)

          ZBB Energy Corporation, hereby acknowledges receipt from __________________________________ of such subscriber's check in the amount of $______________________, and accepts this subscription of _________ Securities as of August__ 2006.

                                                          ZBB ENERGY CORPORATION


                                        ----------------------------------------
                                                                       Signature

                                        ----------------------------------------
                                                         Name (Typed or Printed)

                                        ----------------------------------------
                                                                           Title